UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2003

VERITAS SOFTWARE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-26247	77-0507675

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Ellis Street

Mountain View, California 94043

(Address, including Zip Code, of principal executive offices)

(650) 527-8000

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.     Other Events.

      VERITAS Software Corporation (“VERITAS”) intends to file a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission in connection with the proposed acquisition of Precise Software Solutions Ltd. VERITAS is filing, as exhibits to this Form 8-K, its consolidated financial statements and a financial statement schedule, together with the auditors’ reports thereon, as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002, and the related management’s discussion and analysis of financial condition and results of operations, for the purposes of incorporating by reference such information in the Registration Statement.

      VERITAS expects to file its Annual Report on Form 10-K for the year ended December 31, 2002 (the “Form 10-K”) by March 31, 2003. The Form 10-K will include the financial statements and management’s discussion and analysis of financial condition and results of operations included herein, with such changes as VERITAS may deem appropriate in connection with the filing of such Form 10-K. The information contained in this Form 8-K shall be deemed to be modified and superseded by the information contained in the Form 10-K as of the time of filing such Form 10-K.

Item 7.     Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Exhibits.

Exhibit	Description

23.01	Independent Auditors’ Consent
23.02	Consent of Independent Auditors
99.01	Consolidated financial statements, together with the auditors’ reports thereon, as of December 31, 2002 and 2001 (As restated) and for the years ended December 31, 2002, 2001 (As restated) and 2000 (As restated), and financial statement schedule
99.02	Management’s discussion and analysis of financial condition and results of operations, including factors that may affect future results

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERITAS SOFTWARE CORPORATION

By:	/s/ EDWIN J. GILLIS

Edwin J. Gillis
Executive Vice President, Finance
and Chief Financial Officer

Dated: March 18, 2003

EXHIBIT INDEX

Exhibit	Description

23.01	Independent Auditors’ Consent
23.02	Consent of Independent Auditors
99.01	Consolidated financial statements, together with the auditors’ reports thereon, as of December 31, 2002 and 2001 (As restated) and for the years ended December 31, 2002, 2001 (As restated) and 2000 (As restated), and financial statement schedule
99.02	Management’s discussion and analysis of financial condition and results of operations, including factors that may affect future results